Exhibit 10.66



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                               URT PROMISSORY NOTE

$700,000                                                     Hallandale, Florida
                                                                January 27, 1997

     FOR VALUE RECEIVED, the undersigned, PEACHES ENTERTAINMENT CORP. ("Maker"), promises to pay to the order of URT INDUSTRIES, INC. ("Payee"), at its offices located at 1180 East Hallandale Beach Boulevard, Hallandale, Florida 33009, or at such other place as may be designated by the holder hereof, without offset or deduction, in lawful money of the United States and in immediately available funds, the principal sum of SEVEN HUNDRED THOUSAND DOLLARS ($700,000), with interest thereon at the Prime Rate (as defined below), computed on the actual days elapsed based on a 360-day year.

     For purposes of the foregoing, "Prime Rate" means the rate per annum announced by The Chase Manhattan Bank, N.A. from time to time as its Prime Rate in effect at its principal office in the City of New York, which rate of interest may not be the lowest rate at which The Chase Manhattan Bank will lend money to its customers, and any change in the interest rate resulting from a change in said Prime Rate shall be effective on the same date as such change in the Prime Rate.

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NOTE TO RECORDER: THIS INSTRUMENT HAS BEEN EXECUTED AND DELIVERED PURSUANT TO AN
ORDER OF THE UNITED STATES BANKRUPTCY COURT, SOUTHERN DISTRICT OF FLORIDA, IN CASE NO. 96-20153-BKC-RBR (IN RE: PEACHES ENTERTAINMENT CORP.), WHICH ORDER CONFIRMED THE PLAN OF REORGANIZATION FILED IN SUCH BANKRUPTCY PROCEEDING. PURSUANT TO 11 U.S.C. ss.1146 OF THE UNITED STATES BANKRUPTCY CODE AND FLORIDA ADMINISTRATIVE CODE RULE 12b-4.014(16), NO DOCUMENTARY STAMP TAX AND/OR INTANGIBLE TAX IS DUE AND PAYABLE ON THIS INSTRUMENT.


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     Interest  shall  increase to the Prime Rate plus two percent (2%) per annum upon the occurrence and during the continuance of an Event of Default hereunder.

     This note may be prepaid in whole or in part at any time without penalty or premium.

     If any payment of interest and/or principal hereunder becomes due and payable on a Saturday, Sunday or business holiday in the state of Florida, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

     Principal shall be due and payable in four (4) equal installments to be paid on the following dates (the "Installment Payment Dates"): February 3, 2000; February 3, 2001; February 3, 2002; and February 3, 2003. On each Installment Payment Date, Maker also shall pay to URT all interest that is accrued and unpaid, as of such Installment Payment Date, on the unpaid principal. The final payment of principal, together with all accrued and unpaid interest, shall be due and payable in full on February 3, 2003. Each payment made hereunder (including any prepayment) shall be credited first to interest then due and payable, then to any other charges due and payable, and then the remainder thereof to the unpaid principal balance of this Note, or in such other order as URT may determine in its discretion.

     The term "Liabilities" shall include the liability evidenced by this note and all other liabilities (for principal, interest or other amounts), direct or contingent, joint, several or independent, of the undersigned now or hereafter existing, due or to become due to, or held or to be held by, URT for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise. Upon the occurrence of any of the following, each of which shall constitute an "Event of Default," this note and all other Liabilities shall, at the option of URT, be accelerated and become

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immediately  due and payable in full  (except for (c) or (g), in which case such acceleration shall be immediate and automatic): (a) non-payment of any amount due under this note or of any of the other Liabilities shall occur; (b) failure of Maker to perform any of its obligations under the Mortgage and Security Agreement executed and delivered by Maker in connection with this note; (c) the undersigned shall be dissolved or become insolvent (however evidenced); (d) the suspension of business of the undersigned or the issuance of any warrant, process, order of attachment, garnishment or other lien and/or the filing of a lien as a result thereof against any of the property of the undersigned shall occur; (e) the undersigned shall fail to promptly provide URT with such documentation as URT may require in connection with this note; (f) the undersigned shall make an assignment for the benefit of creditors or a trustee or receiver shall be appointed for the undersigned or for any of the property thereof; and (g) any proceeding shall be commenced by or against the undersigned
under  any  bankruptcy,   reorganization,   arrangement  of  debt,   insolvency,
readjustment of debt, receivership, liquidation, or dissolution law or statute.

     No delay on the part of URT in exercising any of its options, powers or rights hereunder, nor any partial or single exercise thereof, shall constitute a waiver thereof. No waiver by URT of any default shall be effective unless given in writing by an authorized officer of URT, nor shall such waiver operate as a waiver of such default on another occasion. The rights and remedies expressly provided in this note are cumulative and not exclusive of any rights or remedies which URT may otherwise have. The provisions hereof shall survive the termination of this note and repayment of the loan evidenced hereby.

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     The undersigned  hereby expressly  waives demand,  presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this note.

     The signatory(ies) below represent(s) and warrant(s) to URT that Maker is in good standing under the laws of the place of its formation and that his or their execution of this note on behalf of such entity has been duly authorized by all requisite actions of such entity.

     Notices to the undersigned shall be deemed to have been duly given or made when sent by URT to the undersigned, in writing, by first class mail, at the address of the undersigned appearing on the records of URT. Notices to URT shall be effective only after receipt by URT.

     The undersigned hereby authorizes URT to record on its account books the amount of URT's loan to the undersigned and all payments in respect thereof which recording shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of said loan.

     The undersigned agrees to pay all costs and expenses of URT in connection with the execution, collection and enforcement of or provision of security for this note, including applicable taxes (including without limitation any Florida documentary stamp tax and/or Florida intangible tax) and reasonable attorneys' fees (including without limitation those for bankruptcy and appellate matters and those incurred outside of litigation) and attorneys' expenses. This note shall be governed by and construed in accordance with the laws of the State of Florida in all respects, including, without limitation, matters of construction, validity and performance, and the undersigned consents to service of process on the undersigned at that address of the undersigned appearing on the records of URT, by certified mail, return receipt requested (if possible), and such service shall be deemed to be complete five (5) days after the same shall have been so mailed. In addition, the undersigned

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hereby  irrevocably  waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such lawsuit in any jurisdiction. The undersigned and URT hereby irrevocably waive trial by jury in any court in connection with this note, and each hereby certifies that no representative of the other has expressly or impliedly represented that the other might not enforce this jury waiver.

     From time to time, without notice to any endorser(s) or guarantor(s), this note may be renewed, amended, modified or supplemented, in whole or in part, the maturity date of this note may be extended, the rate of interest herein may be changed, fees in consideration of loan extension and interest on late payments of principal and/or interest may be imposed by the holder of this note and any related right or security therefor may be waived, exchanged, surrendered or otherwise dealt with and any of the acts specified in this note may be done without affecting the liability of the maker, endorser(s) or guarantor(s), each of whom agrees to remain liable under this note until the debt represented hereby is actually paid in full to the holder. The release of any party liable upon or in respect to this note shall not release any other such party.

     Notwithstanding anything to the contrary contained herein, or in the Agreement (as defined below), or any other agreement between the undersigned and the holder, the effective rate of interest on the obligation evidenced by this note shall not exceed the maximum effective rate of interest permitted to be paid from time to time under the laws of the State of Florida or the laws of the United States, whichever is higher. Without limiting the generality of the foregoing, in the event the calculation of interest, the imposition of the increase in the rate of interest after default or the payment of any fees or other charges which are construed to be interest under the laws of the State of Florida or the United States result in an effective rate of interest higher than that permitted to be

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paid from time to time under such laws,  then such charges shall be reduced by a sum sufficient to result in an effective rate of interest no greater than the maximum effective rate of interest permitted to be paid from time to time under such laws. Upon maturity of this loan, whether by acceleration or in due course, interest shall be recalculated over the actual life of the loan based upon the amounts outstanding, and if the total amount of interest theretofore paid, inclusive of the sums hereinabove referred to, exceeds the amount permitted to be paid from time to time under the laws of the State of Florida or the United States, whichever is higher, the excess shall be credited to principal or, if such excess exceeds the principal amount then due hereunder, refunded to the undersigned.

     This note is issued by Maker pursuant to the terms of the Plan of Reorganization ("Plan"), filed with and approved by the United States Bankruptcy Court for the Southern District of Florida, which became effective on January 27, 1997. All capitalized terms not otherwise defined herein shall have the same meanings as ascribed to them in the Plan.

     Repayment of this note is subject to a certain Subordination Agreement, dated January 27, 1997, between and among the Majors, Alliance and URT.

     This note is secured by: (a) a lien on and security interest in the Majors' Inventory Collateral and Alliance's Inventory Collateral in accordance with that certain Mortgage and Security Agreement between Peaches and URT, dated January 27, 1997 (the "Mortgage and Security Agreement"), and that certain Security Agreement, dated January 27, 1997, between Peaches and URT (the "Security Agreement"), (b) a lien on and security interest in Peaches' Other Inventory (as defined in the Security Agreement), the Maker's personal property other than the Majors' Inventory Collateral and Alliance's Inventory Collateral, and (c) a mortgage and security interest on and in

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certain real and related  personal  property owned by the Maker, as described in the Mortgage and Security Agreement.

     This note may not be amended or modified orally, and may only be amended or modified in a writing executed and delivered by the party against whom any such amendment or modification is sought to be enforced. In the event of any conflict between this note and the Plan or any term sheet on which the Plan is based, this note shall control.

Witness: s/Martha Rosende          Maker:       Peaches Entertainment Corp.
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                                                By:       s/Jason Wolk
                                                   --------------------------
                                                Name:   Jason Wolk
                                                Title:     Ex. Vice-President



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